Retirement Benefits	12 Months Ended
Dec. 31, 2013
Retirement Benefits [Abstract]
Retirement Benefits
Retirement Benefits
Pension and Postretirement Health Care Benefits Plans
The Company’s noncontributory pension plan (the “Regular Pension Plan”) covers U.S. employees hired prior to January 1, 2005, who became eligible after one year of service. The benefit formula is dependent upon employee earnings and years of service. The Company also provides defined benefit plans which cover non-U.S. employees in certain jurisdictions, principally the United Kingdom, Germany, and Japan (the “Non U.S. Pension Benefit Plans”). Other pension plans outside of the U.S. are not material to the Company either individually or in the aggregate.
The Company had a noncontributory supplemental retirement benefit plan (the “Officers’ Plan”) for its officers elected prior to December 31, 1999. The Officers’ Plan contained provisions for vesting and funding the participants’ expected retirement benefits when the participants met the minimum age and years of service requirements. Elected officers who were not yet vested in the Officers’ Plan as of December 31, 1999 had the option to remain in the Officers’ Plan or elect to have their benefit bought out in restricted stock units. Effective December 31, 1999, newly elected officers were not eligible to participate in the Officers’ Plan. Effective June 30, 2005, salaries were frozen for this plan. During 2013, the Company settled and terminated the Officers' Plan.
The Company has an additional noncontributory supplemental retirement benefit plan, the Motorola Supplemental Pension Plan (“MSPP”), which provides supplemental benefits to individuals by replacing the Regular Pension Plan benefits that are lost by such individuals under the retirement formula due to application of the limitations imposed by the Internal Revenue Code. However, elected officers who were covered under the Officers’ Plan were not eligible to participate in the MSPP. Effective January 1, 2007, eligible compensation was capped at the IRS limit plus $175,000 (the “Cap”) or, for those already in excess of the Cap as of January 1, 2007, the eligible compensation used to compute such employee’s MSPP benefit for all future years is the greater of: (i) such employee’s eligible compensation as of January 1, 2007 (frozen at that amount) or (ii) the relevant Cap for the given year. Effective January 1, 2009, the MSPP was closed to new participants unless such participation was required under a prior contractual entitlement.
In February 2007, the Company amended the Regular Pension Plan and the MSPP, modifying the definition of average earnings. For the years ended prior to December 31, 2007, benefits were calculated using the rolling average of the highest annual earnings in any five years within the previous ten calendar year period. Beginning in January 2008, the benefit calculation was based on the set of the five highest years of earnings within the ten calendar years prior to December 31, 2007, averaged with earnings from each year after 2007. In addition, effective January 2008, the Company amended the Regular Pension Plan, modifying the vesting period from five years to three years.
In December 2008, the Company amended the Regular Pension Plan, the Officers’ Plan and the MSPP (collectively, the “U.S. Pension Benefit Plans”) such that, effective March 1, 2009: (i) no participant shall accrue any benefit or additional benefit on or after March 1, 2009, and (ii) no compensation increases earned by a participant on or after March 1, 2009 shall be used to compute any accrued benefit.
Certain health care benefits are available to eligible domestic employees meeting certain age and service requirements upon termination of employment (the “Postretirement Health Care Benefits Plan”). For eligible employees hired prior to January 1, 2002, the Company offsets a portion of the postretirement medical costs to the retired participant. As of January 1, 2005, the Postretirement Health Care Benefits Plan was closed to new participants. During 2012, the Postretirement Health Care Benefits Plan was amended. As of January 1, 2013, benefits under the Postretirement Health Care Benefits Plan, are paid to a retiree health reimbursement account instead of directly providing health insurance coverage to the participants.  Covered retirees are now able to use the annual subsidy they receive through this account toward the purchase of their own health care coverage from private insurance companies and for reimbursement of eligible health care expenses.
Net Periodic Cost
The net periodic costs (benefit) for pension and Postretirement Health Care Benefits plans were as follows:

	U.S. Pension Benefit Plans			Non U.S. Pension Benefit Plans			Postretirement Health Care Benefits Plan
Years ended December 31	2013	2012	2011	2013	2012	2011	2013	2012	2011
Service cost	$—	$—	$—	$11	$10	$17	$2	$3	$4
Interest cost	352	349	344	70	75	72	11	16	22
Expected return on plan assets	(364)	(421)	(390)	(79)	(78)	(77)	(10)	(12)	(16)
Amortization of:
Unrecognized net loss	130	260	189	15	22	17	14	12	10
Unrecognized prior service benefit	—	—	—	(6)	(3)	(9)	(43)	(16)	—
Settlement/curtailment loss (gain)	—	—	8	—	—	(9)	—	—	—
Net periodic pension cost (benefit)	$118	$188	$151	$11	$26	$11	$(26)	$3	$20

The amendment to the Postretirement Health Care Benefits Plan effective January 1, 2013 resulted in a remeasurement of the plan generating an $87 million decrease in accumulated other comprehensive loss, net of taxes. The majority of that $87 million decrease will be recognized over approximately three years, or the period in which the remaining employees eligible for the plan will quality for benefits under the plan. During the year ended December 31, 2013, $43 million of prior service cost credit was recognized, including the amount associated with the 2012 amendment resulting in a net credit for periodic cost in 2013.
The status of the Company’s plans are as follows:

	U.S. Pension Benefit Plans		Non U.S. Pension Benefit Plans		Postretirement Health Care Benefits Plan
	2013	2012	2013	2012	2013	2012
Change in benefit obligation:
Benefit obligation at January 1	$8,288	$6,986	$1,787	$1,588	$322	$450
Service cost	—	—	12	10	2	3
Interest cost	352	349	70	75	11	16
Plan amendments	—	—	—	—	—	(151)
Actuarial loss (gain)	(1,012)	1,277	95	103	(37)	24
Foreign exchange valuation adjustment	—	—	30	48	—	—
Employee contributions	—	—	2	2	—	—
Benefit payments	(311)	(324)	(41)	(39)	(20)	(20)
Benefit obligation at December 31	7,317	8,288	1,955	1,787	278	322
Change in plan assets:
Fair value at January 1	5,426	4,747	1,362	1,219	155	155
Return on plan assets	806	660	199	111	22	20
Company contributions	150	340	32	31	—	—
Employee contributions	—	—	2	2	—	—
Foreign exchange valuation adjustment	—	—	14	38	—	—
Benefit payments from plan assets	(311)	(321)	(41)	(39)	(16)	(20)
Fair value at December 31	6,071	5,426	1,568	1,362	161	155
Funded status of the plan	(1,246)	(2,862)	(387)	(425)	(117)	(167)
Unrecognized net loss	2,732	4,313	492	520	143	206
Unrecognized prior service benefit	—	—	(44)	(51)	(92)	(135)
Prepaid (accrued) pension cost	$1,486	$1,451	$61	$44	$(66)	$(96)
Components of prepaid (accrued) pension cost:
Non-current benefit liability	$(1,246)	$(2,862)	$(387)	$(425)	$(117)	$(167)
Deferred income taxes	1,002	1,592	33	41	19	26
Accumulated other comprehensive loss	1,730	2,721	415	428	32	45
Prepaid (accrued) pension cost	$1,486	$1,451	$61	$44	$(66)	$(96)

The benefit obligation and plan assets for the Company's plans are measured as of December 31, 2013. The Company utilizes a five-year, market-related asset value method of recognizing asset related gains and losses.
Prior to 2013, unrecognized gains and losses were amortized over periods ranging from three to thirteen years. At the close of fiscal 2012, the Company determined that the majority of the Company's plan participants in its Regular and United Kingdom pension plans were no longer actively employed by the Company due to significant employee exits as a result of the Company's recent divestitures.  Under relevant accounting rules, when almost all of the plan participants are considered inactive, the amortization period for certain unrecognized losses changes from the average remaining service period to the average remaining lifetime of the participant.  As such, beginning in 2013, and depending on the specific plan, the Company began amortizing gains and losses over periods ranging from five to twenty-eight years. Prior service costs are being amortized over periods ranging from ten to twelve years. Benefits under all pension plans are valued based on the projected unit credit cost method.
The net periodic cost for 2014 will include amortization of the unrecognized net loss and prior service costs for the U.S. Pension Benefit Plans and Non U.S. Pension Benefit Plans, currently included in Accumulated other comprehensive loss, of $91 million and $5 million, respectively.  It is estimated that the 2014 net periodic expense for the Postretirement Health Care Benefits Plan will include amortization of a net credit of $31 million, comprised of the unrecognized prior service gain and unrecognized actuarial loss, currently included in Accumulated other comprehensive loss.
Actuarial Assumptions
Certain actuarial assumptions such as the discount rate and the long-term rate of return on plan assets have a significant effect on the amounts reported for net periodic cost and benefit obligation. The assumed discount rates reflect the prevailing market rates of a universe of high-quality, non-callable, corporate bonds currently available that, if the obligation were settled at the measurement date, would provide the necessary future cash flows to pay the benefit obligation when due. The long-term rates of return on plan assets represent an estimate of long-term returns on an investment portfolio consisting of a mixture of equities, fixed income, cash and other investments similar to the actual investment mix. In determining the long-term return on plan assets, the Company considers long-term rates of return on the asset classes (both historical and forecasted) in which the Company expects the plan funds to be invested.
Weighted average actuarial assumptions used to determine costs for the plans were as follows:

	U.S. Pension Benefit Plans		Non U.S. Pension Benefit Plans		Postretirement Health Care Benefits Plan
December 31	2013	2012	2013	2012	2013	2012
Discount rate	4.35%	5.10%	4.16%	4.61%	3.80%	4.75%
Investment return assumption	7.00%	8.25%	6.05%	6.24%	7.00%	8.25%

Weighted average actuarial assumptions used to determine benefit obligations for the plans were as follows:

	U.S. Pension Benefit Plans		Non U.S. Pension Benefit Plans		Postretirement Health Care Benefits Plan
December 31	2013	2012	2013	2012	2013	2012
Discount rate	5.15%	4.35%	4.14%	4.11%	4.65%	3.80%
Future compensation increase rate	n/a	n/a	2.57%	2.58%	n/a	n/a

The accumulated benefit obligations for the plans were as follows:

	U.S. Pension Benefit Plans		Non U.S. Pension Benefit Plans
December 31	2013	2012	2013	2012
Accumulated benefit obligation	$7,317	$8,288	$1,950	$1,770

The health care cost trend rate used to determine the December 31, 2013 accumulated postretirement benefit obligation for the Postretirement Health Care Benefits Plan was 8.50% for 2013, grading down to a rate of 5% in 2020.  The health care cost trend rate used to determine the December 31, 2012 accumulated postretirement benefit obligation was 7.25% for 2013, remaining flat at 7.25% through 2015, then grading down to a rate of 5% in 2019.
Changing the health care trend rate by one percentage point would change the accumulated postretirement benefit obligation and the net Postretirement Health Care Benefits Plan benefits as follows:

	1% Point Increase	1% Point Decrease
Increase (decrease) in:
Accumulated postretirement benefit obligation	$1	$(1)
Net Postretirement Health Care Benefit Plan benefit	—	—

The Company maintains a lifetime cap on postretirement health care costs, which reduces the liability duration of the plan. A result of this lower duration is a decreased sensitivity to a change in the discount rate trend assumption with respect to the liability and related expense.
Investment Policy
The Company has adopted an investment policy designed to meet or exceed the expected rate of return on plan assets assumption. To achieve this, the plans retain professional investment managers that invest plan assets in equity, fixed income securities, and cash equivalents. In addition, some plans invest in insurance contracts. The Company uses long-term historical actual return experience with consideration of the expected investment mix of the plans’ assets, as well as future estimates of long-term investment returns, to develop its expected rate of return assumption used in calculating the net periodic cost. The Company has target mixes for these asset classes for all plans, which are readjusted periodically when an asset class weighting deviates from the target mix, with the goal of achieving the required return at a reasonable risk level.
The weighted-average asset allocations by asset categories for all pension and the Postretirement Health Care Benefits Plans were as follows:

	All Pension Benefit Plans		Postretirement Health Care Benefits Plan
December 31	2013	2012	2013	2012
Target Mix:
Equity securities	55%	64%	57%	65%
Fixed income securities	43%	35%	42%	34%
Cash and other investments	2%	1%	1%	1%
Actual Mix:
Equity securities	55%	64%	58%	64%
Fixed income securities	42%	34%	40%	32%
Cash and other investments	3%	2%	2%	4%

Within the equity securities asset class, the investment policy provides for investments in a broad range of publicly-traded securities including both domestic and foreign equities. Within the fixed income securities asset class, the investment policy provides for investments in a broad range of publicly-traded debt securities including U.S. Treasury issues, corporate debt securities, mortgage and asset-backed securities, as well as foreign debt securities. In the cash and other investments asset class, investments may be in cash, cash equivalents or insurance contracts.
Cash Funding
The Company contributed $150 million to its U.S. Pension Benefit Plans during 2013, compared to $340 million contributed in 2012. The Company expects to make cash contributions of approximately $300 million to its U.S. Pension Benefit Plans and approximately $35 million to its Non-U.S. Pension Benefit Plans in 2014. The Company does not expect to make cash contributions to the Postretirement Health Care Benefits Plan in 2014.
Expected Future Benefit Payments
The following benefit payments are expected to be paid:

Year	U.S. Pension Benefit Plans	Non U.S. Pension Benefit Plans	Postretirement Health Care Benefits Plan
2014	$286	$41	$25
2015	298	42	24
2016	312	43	23
2017	328	44	22
2018	347	46	21
2019-2023	2,097	245	96

Other Benefit Plans
Split-Dollar Life Insurance Arrangements
The Company maintains a number of endorsement split-dollar life insurance policies that were taken out on now-retired officers under a plan that was frozen prior to December 31, 2004. The Company had purchased the life insurance policies to insure the lives of employees and then entered into a separate agreement with the employees that split the policy benefits between the Company and the employee. Motorola Solutions owns the policies, controls all rights of ownership, and may terminate the insurance policies. To effect the split-dollar arrangement, Motorola Solutions endorsed a portion of the death benefits to the employee and upon the death of the employee, the employee’s beneficiary typically receives the designated portion of the death benefits directly from the insurance company and the Company receives the remainder of the death benefits. It is currently expected that minimal cash payments will be required to fund these policies.
The net periodic pension cost for these split-dollar life insurance arrangements was $5 million for the years ended December 31, 2013, 2012 and 2011. The Company has recorded a liability representing the actuarial present value of the future death benefits as of the employees’ expected retirement date of $51 million and $58 million as of December 31, 2013 and December 31, 2012, respectively.
Deferred Compensation Plan
The Company amended and reinstated its deferred compensation plan (“the Plan”) effective June 1, 2013 to reopen the Plan to certain participants.  Under the Plan, participating executives may elect to defer base salary and cash incentive compensation in excess of 401(k) plan limitations.  Participants under the Plan may choose to invest their deferred amounts in the same investment alternatives available under the Company's 401(k) plan.  The Plan also allows for Company matching contributions for the following: (i) the first 4% of compensation deferred under the Plan, subject to a maximum of $50,000 for board officers, (ii) lost matching amounts that would have been made under the 401(k) plan if participants had not participated in the Plan, and (iii) discretionary amounts as approved by the Compensation and Leadership Committee of the Board of Directors.
Defined Contribution Plan
The Company and certain subsidiaries have various defined contribution plans, in which all eligible employees may participate. In the U.S., the 401(k) plan is a contributory plan. Matching contributions are based upon the amount of the employees’ contributions. The Company’s expenses for material defined contribution plans for the years ended December 31, 2013, 2012 and 2011 were $32 million, $30 million and $35 million, respectively.
Beginning January 1, 2012, the Company may make an additional discretionary 401(k) plan matching contribution to eligible employees. For the years ended December 31, 2013 and 2012, the Company made no discretionary matching contributions.